Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

NestYield Total Return Guard ETF (EGGS)

NestYield Dynamic Income ETF (EGGY)

listed on NYSE Arca, Inc.

NestYield Visionary ETF (EGGQ)

listed on The Nasdaq Stock Market, LLC

(the “Funds”)

June 23, 2025

Supplement to the

Summary Prospectuses and

Statutory Prospectus,

each dated June 1, 2025

Effective immediately, the following disclosure is added to the end of the first paragraph of the “Principal Investment Strategies – Options Strategies” section in each “Fund Summary” within the statutory prospectus, and each Fund’s summary prospectus:

The Fund may also purchase out-of-the-money long call options, which may be uncovered, on companies that the Sub-Adviser believes may have potential for near term price appreciation. Companies are selected based on the same approach used by the Sub-Adviser to select the Fund’s equity portfolio.

Effective immediately, the following disclosure is added to the “Principal Investment Risks” section in each “Fund Summary” within the Funds’ statutory prospectus, the “Principal Risks of Investing in the Funds” section of the Funds’ statutory prospectus, and the “Principal Investment Risks” section of each Fund’s summary prospectus:

Leverage Risk. As part of its principal investment strategies, the Fund invests in options contracts. Use of options contracts provides the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. Using leverage through investment in options contracts creates a risk of accelerated and significant losses relative to a fund that does not use leverage. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Please retain this Supplement for future reference.